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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  October 29, 1999



                                    EXX INC.
              (Exact name of registrant as specified in its charter)


       NEVADA                     1-5654                      880325271
   (State or other           (Commission File             (I.R.S. Employer
   jurisdiction of                Number)                  Identification
    organization)                                              Number)



      1350 EAST FLAMINGO, SUITE 689
             LAS VEGAS, NEVADA                          89119
 (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code:  (702) 598-3223




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ITEM 5.   OTHER EVENTS.

          See Press Release attached as Exhibit 99.1 regarding the Company's acquisition of shares of common stock $1.00 par value, of Newcor, Inc.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements.  Not applicable.
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          (b)  Pro forma financial information.  Not applicable
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          (c)  Exhibits.  See Exhibit Index.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 1999


                                     EXX INC.



                                     By: /s/ David A. Segal
                                        --------------------------------------
                                        Name:   David A. Segal
                                        Title:  Chairman




                                  EXHIBIT INDEX
Exhibit No     Description
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99.1           Press Release, dated as of October 29, 1999.